Investor Meetings
November 28 –
December 1, 2005



Cautionary Statement Regarding Forward-Looking Information

This presentation contains forward-looking statements regarding guidance for 2005 and 2006 earnings per share, cash flows, capital expenditures, rate base and rate base growth, stock repurchases, and dividends. These statements are based on certain assumptions, including that the Utility earns an authorized return on equity of 11.22 percent. These statements and assumptions are necessarily subject to various risks and uncertainties the realization or resolution of which are outside of management's control. These statements are based on current expectations and projections about future events and management's knowledge of facts at the time the statements were made. Actual results may differ materially. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements and assumptions include:

- Unanticipated changes in operating expenses or capital expenditures, which may affect the Utility's ability to earn its authorized rate of return;
- The adequacy of natural gas supplies and the effect of increasing prices for natural gas on the Utility's electric generation portfolio and its natural gas distribution operations, the ability of the Utility to manage and respond to increasing natural gas costs successfully and to timely recover its natural gas costs and increased electricity procurement costs;
- The operation of the Utility's Diablo Canyon nuclear power plant, which exposes the Utility to potentially significant environmental costs and capital expenditure outlays, and the extent to which the Utility is able to timely increase its spent nuclear fuel storage capacity at Diablo Canyon by 2007;
- The outcome of proceedings pending at the California Public Utilities Commission (CPUC) and the Federal Energy Regulatory Commission (FERC);
- Whether the assumptions and forecasts underlying the Utility's CPUC-approved long-term electricity procurement plan prove to be accurate, the terms and conditions of the generation or procurement commitments the Utility enters into in connection with its plan, the extent to which the Utility is able to recover the costs it incurs in connection with these commitments, and the extent to which a failure to perform by any of the counterparties to the Utility's electricity purchase contracts or the California Department of Water Resources' contracts allocated to the Utility's customers affects the Utility's ability to meet its obligations or to recover its costs;
- The extent to which the CPUC or the FERC delays or denies recovery of the Utility's costs, including electricity purchase costs, from customers due to a regulatory determination that such costs were not reasonable or prudent or for other reasons, resulting in write-offs of regulatory balancing accounts;
- How the CPUC administers the capital structure, stand-alone dividend, and first priority conditions of the CPUC's decisions permitting the establishment of holding companies for the California investor-owned electric utilities, and the outcome of the CPUC's new rulemaking proceeding concerning the relationship between the California investor-owned energy utilities and their holding companies and non-regulated affiliates;
- The impact of the recently adopted Energy Policy Act of 2005 and future legislative or regulatory actions or policies affecting the energy industry;
- The timing and resolution of the pending appeal of the bankruptcy court's confirmation of the Utility's plan of reorganization;
- The outcome of the litigation pending against the Utility in California state court involving allegations of injury allegedly caused by exposure to chromium at certain of the Utility's gas compressor stations and other pending litigation;
- Increased competition and forms of bypass; and
- Other factors discussed in PG&E Corporation's SEC reports

PG&E Corporation: A Value Opportunity

- A wholly regulated utility offering a stable platform for growth

Stability:	• minimum authorized equity ratio and ROE • predictable revenue through 2006 • pass-through for procurement costs • balancing account for sales variability
Regulated growth:	• utility infrastructure investments • solid rate base growth • strong cash flow

Pacific Gas and Electric Company (PG&E)

- 2005 marks the 100th anniversary of PG&E
- Provides energy to nearly 1 in 20 people in the U.S.
- 70,000 square-mile service territory
- Four main operational units:
  - Electric and gas distribution
  - Electric transmission
  - Gas transmission
  - Electric generation


PG&E's
Service Area
in California

2005 Priorities

1. Complete financial restoration
2. Transform the way we do business
3. Address electric procurement and owned generation
4. Enhance communications
5. Invest in utility infrastructure

Financial Restoration

✓ Authorized equity ratio	Achieved 52% in January 2005
✓ Common Dividend	Resumed at $1.20 per share annually Targeted at $1.32 per share for 4Q'05
✓ Energy Recovery Bonds	$1.9B issued in February $850MM issued in November
✓ Share Repurchases	$1.05B ASR executed in March $1.1B ASR executed in November

Financial Restoration: EPS Guidance

EPS Guidance from Operations* 2005 toward the upper end of $2.20-$2.30 per share
2006 guidance of $2.35-$2.45 per share



EPS from Operations *
$2.50
$2.30
$2.10
$1.90
2004A
2005E
2006E
Guidance Range

* Reg G reconciliation to GAAP for 2004 EPS from Operations and 2005 and 2006 EPS Guidance available in Appendix and at www.pge-corp.com

Financial Restoration: Stock Price Performance

- Stock price has outperformed S&P 500 and Dow Jones Utility Indices as we have worked toward financial restoration



100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
Jun-03
Aug-03
Oct-03
Dec-03
Feb-04
Apr-04
Jun-04
Aug-04
Oct-04
Dec-04
Feb-05
Apr-05
Jun-05
Aug-05
Oct-05
S&P 500 Index
PG&E Corp
Dow Jones Utility Index

Financial Restoration: Dividend Policy

- Objectives
  - Flexibility
  - Sustainability
  - Comparability
- Target payout ratio range of 50%-70%
- Growth balanced with funding for additional investment opportunities

Financial Restoration: Dividend Yield

- Dividend yield of 3.39% is below comparator group median and average yield, but…



6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
AEE
AEP
CNP
ED
ETR
FPL
NI
PNW
PGN
SO
TE
XEL
Comparator Median
Comparator Avg.
PG&E Corp

Source: Bloomberg L.P.

Financial Restoration: Estimated Earnings Growth

- Zacks estimated earnings growth of 5.4% exceeds comparator group median and average growth



8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
AEE
AEP
CNP
ED
ETR
FPL
NI
PNW
PGN
SO
TE
XEL
PG&E Corp*
Comparator Avg.
Comparator Median

PG&E Corporation management forecasts potential earnings growth at the high end of the 4-6% growth range, corresponding to the level of potential capital investment

* Source: Zacks Investment Research, Inc. survey of analyst estimates

Transformation: Vision Alignment

Our vision

The leading utility in the United States

Our goals

Delighted customers

Engaged employees

Rewarded shareholders

Our strategies

Operational excellence

Transformation

How we work together

We act with integrity and communicate honestly and openly.

We are passionate about meeting our customers' needs and delivering for our shareholders.

We are accountable for all of our own actions: these include safety, protecting the environment, and supporting our communities.

We work together as a team and are committed to excellence and innovation.

We respect each other and celebrate our diversity.

PG&E

Transformation Vision

Deliver value through operational excellence and customer service

- Standardization prevails
- Relentless focus on efficiency



Operational Excellence
Understand the Customer
Technology/ Innovation

- Responsive to customer expectations
- Deliver new products and services

- Use of technology to drive operational excellence
- Innovation to lower cost and satisfy customers

Transformation Enhancing Performance

Today (Manual)

Outage Management
- Customer notifies the utility of a problem.
- Multiple manual steps to mobilize resources.
- Manual updates to multiple systems.

Supply Chain
- Multiple ordering systems for materials or services.
- Multiple vendors with inconsistent product delivery.

New Residential Service
- Multiple groups record and track project.
- Local estimation and scheduling of project.
- Paper job packages provided to work crews.
- Manual updates to multiple systems.

2007 (Automated)

Outage Management
- Utility systems immediately locate problems.
- Automatic mobilization of right resources, at the right capacity.
- Work crews update systems remotely.

Supply Chain
- Use of best sources of goods and services, at the best prices.
- Correct materials are delivered on time to the work location.

New Residential Service
- Single system entry of project information.
- Central job estimation, scheduling, and dispatching.
- Work crew updates all records remotely.

Electric Procurement and Owned Generation

- Priority is to meet customer demand cost effectively
- Near-term stability, long-term focus
- Expected transfer of Contra Costa Unit 8 (530 MW)
  - Partially constructed (approximately 40%)
  - Estimate of $310MM to complete
  - CPUC decision expected 1Q 2006
- RFO process for new generation
  - Up to 2,200 MW of new PPAs and/or utility owned generation 2008-2010
  - Final bids received
  - Contract negotiations completed as early as year-end 2005

Communications

- Strengthening communications with our stakeholders:
  - Employees
  - Customers
  - Policymakers
  - Investors

Investment in the Utility

- Making capital investments to improve infrastructure and meet customer needs
- Investment drivers:
  - Load growth
  - Aging infrastructure
  - Technology and reliability-driven enhancements
- Annual capital expenditures up to $2.5B through 2009
  - Anticipate decision on 2007 GRC in late 2006
  - Cumulatively, we expect to be able to fund our equity needs internally with no appreciable change in shares

Forecast of Utility Infrastructure Investments

Estimated Average Annual Capital Expenditures ($MM)


$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,900
$2,400
$2,500
2005
2006
2007-2009

Major Categories of Est. Capital Spending 2007-2009 ($B)	
Distribution (as indicated in GRC NOI)	$4.5
Diablo steam generation replacement [1]	0.5
Completion of Contra Costa Unit 8	0.3
LT generation RFO	?
Advanced Metering Deployment [2]	.9
Electric Transmission	1.0
Gas Transmission	0.3
2007-2009 Total	**$7.5**
Three-year average	**$2.5**

[1] Total Diablo Canyon steam generation replacement project estimated at $706MM

[2] 2006-2011 capital for advanced metering deployment estimated at $1.4B

Rate Base Growth

- Average annual rate base growth will depend on utility infrastructure needs



Average Annual Rate Base
($B)*
$20.0
$17.5
$15.0
$12.5
2005
2006
2007
2008
2009

* 2006-2009 rate base is not adjusted for the impact of the carrying cost credit that results from the second series of the Energy Recovery Bonds. Earnings will be reduced by an amount equal to the deferred tax balance associated with the regulatory asset, multiplied by the utility's equity ratio and by its equity return. The carrying cost credit declines to zero when the taxes are fully paid in 2012. Carrying cost credit annual impact available in the Appendix.

Conclusion

- PCG: a value opportunity with stability and solid growth prospects
  - Up to $2.5B of capital expenditures annually through 2009
  - Rate base up to $20B by 2009
  - Strong cash flow
  - Share repurchases of approximately $2.2B in 2005
- A focus on operational excellence
  - Transforming operations to provide better, faster and more cost effective service
  - Incentive mechanism proposed that would drive additional cost savings to benefit customers and shareholders

PG&E Corporation

Appendix

- Reg G Reconciliation
- Carrying Cost Credit Impact
- Utility Overview



Reg G Reconciliation

2004

2004 PG&E Corporation EPS on an Earnings from Operations Basis	$2.12
Items Impacting Comparability:	
Gain resulting from prior year impact and recognition of reg. asset from 2003 GRC approval	0.28
Recovery of previously incurred costs related to electric industry restructuring implementation	0.07
Regulatory assets established by Chapter 11 settlement agreement	6.92
Settlement Agreement obligations related to clean energy and land conservation	(0.04)
Incremental interest	(0.15)
Utility and NEGT Chapter 11 external legal consulting fees, financial advisory fees and other costs	(0.03)
Costs related to early redemption of PG&E Corporation's $600M 6.875% senior secured notes	(0.07)
Estimated market value of non-cumulative dividend participation rights w/in 9.5% convertible notes	(0.13)
Non-cash gain on disposal of NEGT	1.60
2004 PG&E Corporation EPS on a GAAP Basis	$10.57

Reg G Reconciliation

2005	Low	High
PG&E Corporation EPS Guidance on an Earnings from Operations Basis	$2.20	$2.30
Estimated Items Impacting Comparability:		
Incremental interest expense [1]	(0.01)	(0.01)
Demand-side management & CEE initiatives [2]	0.24	0.24
Discontinued Operations – NEGT [3]	0.03	0.03
PG&E Corporation EPS Guidance on a GAAP Basis [4]	$2.46	$2.56

2006	Low	High
PG&E Corporation EPS Guidance on an Earnings from Operations Basis	$2.35	$2.45
Estimated Items Impacting Comparability	0.00	0.00
PG&E Corporation EPS Guidance on a GAAP Basis [4]	$2.35	$2.45

1 The net effect of incremental interest incurred by the Utility through February 10, 2005 and related to generator disputed claims in the Utility's Chapter 11 proceeding, which are not considered recoverable.

2 The estimated net effect of the AEAP settlement approved by the CPUC on October 27, 2005.

3 The net effect of adjustments made in PG&E Corporation's federal income tax returns to 2003 and 2004, based on additional information from NEGT.

4 The realization of EPS Guidance is subject to many risks and uncertainties. See Cautionary Statement Regarding Forward-Looking Information on Page 2 and our SEC reports for a discussion of factors that may cause actual results to differ materially.

Carrying Cost Credit Impacts

Estimated Average Deferred Tax Balances and Carrying Cost Credit Impacts ($MM)

	2005	2006	2007	2008	2009	2010	2011	2012
RRB & ERB Average Deferred Tax Balance and After-tax Generator Settlements	$295	$1,125	$878	$683	$542	$396	$242	$82
Est. Carrying Cost Credit	($17)	($66)	($51)	($40)	($32)	($23)	($14)	($5)

* Rate Reduction Bonds assumed to be fully retired at the end of 2007.
* ERB issuance assumes approximately $355MM of pre-tax generator settlements.
* Estimated carrying cost credits assume a utility equity ratio of 52% and ROE at 11.22%.

Utility Overview

- Authorized rate of return: 11.22%
- Projected 2005 rate base: $15.2B
- Adjustment mechanisms for sales levels and procurement cost differences from revenue requirements
  - Balancing accounts to track over- and under-collections
- 2004 rate base levels:
  - Electric and gas distribution - $9.9B
  - Electric transmission - $1.8B
  - Natural gas transmission - $1.5B
  - Electric procurement and owned generation - $1.6B

Existing Resource Mix

- Owned generation

Owned generation	Type	Net Capacity (MW)
– Diablo Canyon	Nuclear	2,174
– Hydroelectric facilities	Hydro	3,896
– Hunters Pt. and Humboldt	Fossil	350
– Total		6,420

- 2004 sources of electric energy



Other Purchased Power 14%
Irrigation Districts 5%
Owned Generation 33%
QFs/ Renewables 23%
DWR 25%

Customer Breakdown by Usage

Electric Customers


Commercial
Residential
Industrial
Agricultural & Other

Gas Customers


Commercial
Residential
Industrial

Credit Profile

- Current Ratings
  - Utility issuer rating: BBB (S&P) and Baa1 (Moody's)
  - Utility unsecured debt: BBB (S&P) and Baa1 (Moody's)

Economic Environment

- Forecast for PG&E's service territory is steady population growth…



PG&E Service Territory Population w/in CA (000)
40,000
30,000
20,000
10,000
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
PG&E Service Territory
Non PG&E

2001-2004 PG&E CAGR = ~1.0%

2005-2009 PG&E Expected CAGR = ~1.2%

Economic Environment

- While economic growth is expected to grow more quickly



PG&E Service Territory Gross Product Contribution to CA ($B)
$2,000
$1,500
$1,000
$500
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
PG&E Service Territory
Non PG&E

2001-2004 PG&E CAGR = ~2.6%

2005-2009 PG&E Expected CAGR = ~4.1%